Fees Summary	Dec. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 37,015,625.00
Previously Paid Amount	0.00
Total Fee Amount	5,111.86
Total Offset Amount	0.00
Net Fee	$ 5,111.86